UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2025

ALPHA MODUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 252-5050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMOD	The Nasdaq Stock Market, LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AMODW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2025, Alpha Modus Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, an aggregate of 32,947,421 shares of voting common stock, or approximately 78.5% of our 41,959,958 total outstanding voting shares of common stock as of November 17, 2025, the record date for the Annual Meeting (the “Record Date”), were present virtually at or were voted at the Annual Meeting, constituting a quorum. The following proposals were voted on at the Annual Meeting (as described in greater detail in the Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on December 3, 2025 (the “Proxy Statement”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement, and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	For	Against	Abstain/Withheld
Election of Directors
William Alessi	32,716,183	0	231,238
William Ullman	32,732,400	0	215,021
Greg Richter	32,683,562	0	263,859
Michael Garel	32,730,858	0	216,563
Scott Wattenberg	32,729,666	0	217,755

Proposal 2	For	Against	Abstain/Withheld
Approval of an Amendment and Restatement to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares.	32,064,475	880,715	2,231

Proposal 3	For	Against	Abstain/Withheld
Ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	32,926,595	14,524	6,302

Proposal 4	For	Against	Abstain/Withheld
To approve, by non-binding vote, the compensation of the Company’s named executives.	32,680,161	85,963	181,297

As a result of the above voting, each of the proposals was approved by the requisite vote of the Company’s stockholders, and the five directors set forth above were reelected to the Company’s Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

ALPHA MODUS HOLDINGS, INC.

Dated: December 30, 2025	By:	/s/ William Alessi
William Alessi
Chief Executive Officer